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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                                   __________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of report: February 12, 2004
                        (Date of earliest event reported)




                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)





           Maryland                      1-11314                71-0720518
 (State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
  incorporation or organization)                              Identification No)



                     22917 Pacific Coast Highway, Suite 350
                            Malibu, California 90265
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)


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Item 12. -- Results of Operations and Financial Condition

On February 12, 2004, LTC Properties, Inc. announced the operating results for the three and twelve months ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       LTC PROPERTIES, INC.



Dated:  February 12, 2004              By: /s/  WENDY L. SIMPSON
                                       _________________________________________
                                       Wendy L. Simpson
                                       Vice Chairman and Chief Financial Officer







                                  EXHIBIT INDEX

Exhibit 99.1      Press Release issued February 12, 2004.